Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of NRG Energy, Inc. and its consolidated subsidiaries are included herein:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2018;

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2018;

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015; and

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only to provide an understanding of NRG’s historical financial results as adjusted for the Zephyr Transaction that was completed on August 31, 2018.  The Unaudited Pro Forma Condensed Consolidated Financial Statements presented in this report are for illustrative purposes only and are not necessarily indicative of the results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or NRG’s future consolidated results of operations.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2018 gives pro forma effect to the Zephyr Transaction as if it had occurred on June 30, 2018.  The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2018 and for the years ended December 31, 2017, 2016 and 2015 give effect to the Zephyr Transaction as if it had occurred on January 1, 2015, the beginning of the earliest period presented.1

The pro forma adjustments are based on currently available information, estimates and assumptions that NRG believes are reasonable in order to reflect, on a pro forma basis, the impact of the Zephyr Transaction on its historical financial information.  Differences between these preliminary estimates and the final divestiture accounting may occur and these differences could have a material effect on the accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements and NRG’s future financial position and results of operations.

The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with:

•      the accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements; and

•      NRG’s condensed consolidated financial statements for the six months ended June 30, 2018 and the notes relating thereto, included in NRG’s Quarterly Report on Form 10-Q for the six months ended June 30, 2018, and NRG’s consolidated financial statements for the years ended December 31, 2017, 2016 and 2015 and the notes relating thereto, included in NRG’s Annual Report on Form 10-K for the year ended December 31, 2017.

(1)                                 The pro forma impact of deconsolidating AC Solar Holdings LLC is reflected as of and for the six months ended June 30, 2018, and for the year ended December 31, 2017 only.

NRG ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2018

	June 30, 2018	Pro Forma		June 30, 2018
(In millions, except shares)	As Reported (a)	Adjustments		Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$980	$1,103	(b)(c)	$2,083
Funds deposited by counterparties	71	—		71
Restricted cash	286	(263	)(b)	23
Accounts receivable, net	1,371	(134	)(b)	1,237
Inventory	485	(49	)(b)(f)	436
Derivative instruments	851	(4	)(b)(f)	847
Cash collateral paid in support of energy risk management activities	224	—		224
Accounts receivable - affiliate	57	1	(b)(d)	58
Current assets - held for sale	100	—		100
Prepayments and other current assets	328	(73	)(b)(e)	255
Current assets - discontinued operations	—	4	(f)	4
Total current assets	4,753	585		5,338
Property, plant and equipment, net	12,774	(9,122	)(b)(d)	3,652
Other Assets
Equity investments in affiliates	1,055	(625	)(b)	430
Notes receivable, less current portion	15	(4	)(b)	11
Goodwill	539	—		539
Intangible assets, net	1,860	(1,226	)(b)(d)(f)	634
Nuclear decommissioning trust fund	694	—		694
Derivative instruments	426	(53	)(b)(f)	373
Deferred income taxes	126	(120	)(b)	6
Non-current assets held-for-sale	50	—		50
Other non-current assets	655	(376	)(b)	279
Non-current assets - discontinued operations	—	517	(f)	517
Total other assets	5,420	(1,887)		3,533
Total Assets	$22,947	$(10,424)		$12,523
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt and capital leases	$952	$(742	)(b)(g)	$210
Accounts payable	975	(170	)(b)(f)	805
Accounts payable - affiliate	29	—		29
Derivative instruments	709	(8	)(b)	701
Cash collateral received in support of energy risk management activities	72	—		72
Current liabilities held-for-sale	74	—		74
Accrued expenses and other current liabilities	719	(76	)(b)(d)	643
Accrued expenses and other current liabilities - affiliate	133	—		133
Current liabilities - discontinued operations	—	47	(f)	47
Total current liabilities	3,663	(949)		2,714
Other Liabilities
Long-term debt and capital leases	14,821	(7,196	)(b)(f)(g)	7,625
Nuclear decommissioning reserve	274	—		274
Nuclear decommissioning trust liability	410	—		410
Deferred income taxes	17	—		17
Derivative instruments	285	(37	)(b)	248
Out-of-market contracts, net	195	(11	)(b)	184
Non-current liabilities held-for-sale	12	—		12
Other non-current liabilities	1,130	27	(b)(e)(f)	1,157
Non-current liabilities - discontinued operations	—	505	(f)	505
Total non-current liabilities	17,144	(6,712)		10,432
Total Liabilities	20,807	(7,661)		13,146
Redeemable noncontrolling interest in subsidiaries	69	(50	)(b)	19

Stockholders’ Equity
Common stock	4	—		4
Additional paid-in capital	8,481	—		8,481
Accumulated deficit	(5,920)	(280	)(b)	(6,200)
Less treasury stock, at cost — 116,267,484 shares	(2,871)	—		(2,871)
Accumulated other comprehensive (loss)/income	(60)	4	(b)	(56)
Noncontrolling interest	2,437	(2,437	)(b)	—
Total Stockholders’ Equity	2,071	(2,713)		(642)
Total Liabilities and Stockholders’ Equity	$22,947	$(10,424)		$12,523
				$—

See accompanying notes to unaudited pro forma condensed consolidated financial statements

NRG ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2018

	June 30, 2018			June 30, 2018
(In millions, except per share amounts)	As Reported (a)	Pro Forma Adjustments		Pro Forma
Operating Revenues
Total operating revenues	$5,343	$(656	)(b)(d)	$4,687
Operating Costs and Expenses
Cost of operations	3,609	(190	)(b)(d)(f)	3,419
Depreciation and amortization	462	(231	)(b)	231
Impairment losses	74	—		74
Selling, general and administrative	402	(21	)(b)(d)	381
Reorganization costs	43	(3	)(b)	40
Development costs	29	(21	)(b)	8
Total operating costs and expenses	4,619	(466)		4,153
Gain on sale of assets	16	—		16
Operating Income/(Loss)	740	(190)		550
Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	16	(5	)(b)(d)	11
Other income/(expense), net	(23)	1	(b)	(22)
Loss on debt extinguishment, net	(3)	—		(3)
Interest expense	(369)	139	(b)(f)	(230)
Total other expense	(379)	135		(244)
Income before Continuing Operations Before Income Taxes	361	(55)		306
Income tax expense	7	5	(b)	12
Income from Continuing Operations	354	(60)		294
Income from discontinued operations, net of income tax	(25)	4	(f)	(21)
Net Income	329	(56)		273
Less: Net income/(loss) attributable to noncontrolling interest and redeemable noncontrolling interests	(22)	10	(b)(d)	(12)
Net Income Attributable to NRG Energy, Inc.	351	(66)		285
Earnings Per Share Attributable to NRG Energy, Inc. Common Stockholders
Weighted average number of common shares outstanding — basic	314			314
Income/(loss) from continuing operations per weighted average common share - basic	1.20			0.97
Income/(loss) from discontinued operations per weighted average common share - basic	(0.08)			(0.07)
Earnings per Weighted Average Common Share — Basic	$1.12			$0.91
Weighted average number of common shares outstanding — diluted	318			318
Income/(loss) from continuing operations per weighted average common share - diluted	1.18			0.96
Income/(loss) from discontinued operations per weighted average common share - diluted	(0.08)			(0.07)
Earnings per Weighted Average Common Share — Diluted	$1.10			$0.90

See accompanying notes to unaudited pro forma condensed consolidated financial statements

NRG ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	December 31, 2017			December 31, 2017
(In millions, except per share amounts)	As Reported (a)	Pro Forma Adjustments		Pro Forma
Operating Revenues
Total operating revenues	$10,629	$(1,251	)(b)(d)	$9,378
Operating Costs and Expenses
Cost of operations	7,537	(403	)(b)(d)	7,134
Depreciation and amortization	1,056	(462	)(b)	594
Impairment losses	1,707	(176)		1,531
Selling, general and administrative	907	(68	)(b)(d)	839
Reorganization costs	44	(1	)(b)	43
Development costs	67	(46	)(b)	21
Total operating costs and expenses	11,318	(1,156)		10,162
Other income - affiliate	87	—		87
Gain on sale of assets	16	—		16
Operating Loss	(586)	(95)		(681)
Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	31	(33	)(b)(d)	(2)
Impairment losses on investments	(79)	—		(79)
Other income/(expense), net	38	(4	)(b)	34
Loss on debt extinguishment, net	(53)	4		(49)
Interest expense	(890)	366	(b)	(524)
Total other expense	(953)	333		(620)
Net Loss before Continuing Operations Before Income Taxes	(1,539)	238		(1,301)
Income tax expense	8	(52	)(b)	(44)
Net Loss from Continuing Operations	(1,547)	290		(1,257)
Loss from discontinued operations, net of income tax	(789)	(16)		(805)
Net Loss	(2,336)	274		(2,062)
Less: Net income/(loss) attributable to noncontrolling interest and redeemable noncontrolling interests	(184)	174	(b)(d)	(10)
Net Income Attributable to NRG Energy, Inc.	(2,152)	100		(2,052)
Earnings Per Share Attributable to NRG Energy, Inc. Common Stockholders
Weighted average number of common shares outstanding — basic and diluted	317			317
Income/(loss) from continuing operations per weighted average common share - basic and diluted	(4.30)			(3.93)
Income/(loss) from discontinued operations per weighted average common share - basic and diluted	(2.49)			(2.54)
Earnings per Weighted Average Common Share — Basic and Diluted	$(6.79)			$(6.47)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

NRG ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	December 31, 2016			December 31, 2016
(In millions, except per share amounts)	As Reported (a)	Pro Forma Adjustments		Pro Forma
Operating Revenues
Total operating revenues	$10,512	$(1,122	)(b)(d)	$9,390
Operating Costs and Expenses
Cost of operations	7,301	(322	)(b)(d)	6,979
Depreciation and amortization	1,172	(359	)(b)	813
Impairment losses	702	(211)		491
Selling, general and administrative	1,095	(52	)(b)(d)	1,043
Development costs	89	(41	)(b)	48
Total operating costs and expenses	10,359	(985)		9,374
Other income - affiliate	193	—		193
Gain on sale of assets	(80)	—		(80)
Operating Income/(Loss)	266	(137)		129
Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	27	(44	)(b)(d)	(17)
Impairment losses on investments	(268)	(1)		(269)
Other income/(expense), net	34	(4	)(b)	30
Loss on debt extinguishment, net	(142)	—		(142)
Interest expense	(895)	323	(b)	(572)
Total other expense	(1,244)	274		(970)
Net Loss before Continuing Operations Before Income Taxes	(978)	137		(841)
Income tax expense	5	20	(b)	25
Net Loss from Continuing Operations	(983)	117		(866)
Loss from discontinued operations, net of income tax	92	—		92
Net Income	(891)	117		(774)
Less: Net income/(loss) attributable to noncontrolling interest and redeemable noncontrolling interests	(117)	165	(b)(d)	48
Net Loss Attributable to NRG Energy, Inc.	(774)	(48)		(822)
Dividends for preferred shares	5			5
Gain on redemption of preferred shares	(78)			(78)
Loss Available to Common Stockholders	(701)			(749)

Earnings Per Share Attributable to NRG Energy, Inc. Common Stockholders
Weighted average number of common shares outstanding — basic and diluted	316			316
Income/(loss) from continuing operations per weighted average common share - basic and diluted	(2.51)			(2.89)
Income/(loss) from discontinued operations per weighted average common share - basic and diluted	0.29			0.29
Earnings per Weighted Average Common Share — Basic and Diluted	$(2.22)			$(2.60)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

NRG ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015

	December 31, 2015			December 31, 2015
(In millions, except per share amounts)	As Reported (a)	Pro Forma Adjustments		Pro Forma
Operating Revenues
Total operating revenues	$12,328	$(1,019	)(b)(d)	$11,309
Operating Costs and Expenses
Cost of operations	9,000	(347	)(b)(d)	8,653
Depreciation and amortization	1,351	(346	)(b)	1,005
Impairment losses	4,860	(38)		4,822
Selling, general and administrative	1,228	(38	)(b)(d)	1,190
Reorganization costs	—	—	(b)	—
Development costs	154	(65	)(b)	89
Total operating costs and expenses	16,593	(834)		15,759
Other income - affiliate	193	—		193
Gain on postretirement benefits curtailment	21	—		21
Operating Loss	(4,051)	(185)		(4,236)
Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	36	(28	)(b)(d)	8
Impairment losses on investments	(56)	—		(56)
Other income/(expense), net	26	(4	)(b)	22
Loss on sale of equity method investment	(14)	—		(14)
Gain on debt extinguishment, net	10	9		19
Interest expense	(937)	285	(b)	(652)
Total other expense	(935)	262		(673)
Net Loss before Continuing Operations Before Income Taxes	(4,986)	77		(4,909)
Income tax expense	1,345	6	(b)	1,351
Loss from Continuing Operations	(6,331)	71		(6,260)
Loss from discontinued operations, net of income tax	(105)	—		(105)
Net Loss	(6,436)	71		(6,365)
Less: Net loss attributable to noncontrolling interest and redeemable noncontrolling interests	(54)	21	(b)(d)	(33)
Net Loss Attributable to NRG Energy, Inc.	(6,382)	50		(6,332)
Dividends for preferred shares	20			20
Loss Available to Common Stockholders	(6,402)			(6,352)

Earnings Per Share Attributable to NRG Energy, Inc. Common Stockholders
Weighted average number of common shares outstanding — basic and diluted	329			329
Income/(loss) from continuing operations per weighted average common share - basic and diluted	(19.14)			(18.93)
Income/(loss) from discontinued operations per weighted average common share - basic and diluted	(0.32)			(0.32)
Earnings per Weighted Average Common Share — Basic and Diluted	$(19.46)			$(19.25)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

NRG ENERGY, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)                                 Amounts represent historical financial information from NRG’s Quarterly Report on Form 10-Q for the period ended June 30, 2018 or from NRG’s Annual Report on Form 10-K for the years ended December 31, 2017, 2016 and 2015.

(b)                                 Amounts represent the assets, liabilities and operating results associated with the Company, including its interests in NRG Yield, Inc., as well as the assets, liabilities and operating results associated with AC Solar Holdings LLC, which was deconsolidated upon the sale of the Company. Upon deconsolidation, NRG’s interest in AC Solar Holdings LLC is accounted for as an equity method investment measured at fair value as of August 31, 2018, and its results are reflected as equity earnings of unconsolidated affiliates.

(c)                                  Reflects the cash proceeds from the Zephyr Transaction of $1.348 billion transferred on August 31, 2018.

(d)                                 Adjustments relate to intercompany transactions and balances between NRG and subsidiaries of the Company, which as a result of the deconsolidation, would no longer be eliminated in consolidation. These adjustments primarily reflect certain accounts receivable — affiliate and accounts payable — affiliate balances that will be retained by NRG.

(e)                                  Adjustments relate to balances retained by NRG, as well as contingent liabilities assumed, in accordance with the purchase and sale agreement between NRG and GIP.

(f)                                   Adjustments represent the assets, liabilities and operating results of Carlsbad which is treated as a discontinued operation in connection with the Zephyr Transaction.

(g)                                  Balance includes debt discounts and deferred finance costs of $191 million.